SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 6, 1998

                     BALLY TOTAL FITNESS HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-27478



                  Delaware                             36-3228107
     (State or other jurisdiction of               (I.R.S. Employer
      incorporation)                               Identification No.)


8700 West Bryn Mawr Avenue, Chicago, Illinois             60631
  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (773) 380-3000


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                             Exhibit Index on Page 2

                     BALLY TOTAL FITNESS HOLDING CORPORATION
                                    FORM 8-K
                                 Current Report


Item 5.   Other Events

          On August 6, 1998, Bally Total Fitness Holding Corporation announced the authorization to repurchase up to 1,500,000 shares of its common stock on the open market from time to time. A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

          c.  Exhibits

              99   Press Release dated August 6, 1998


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 BALLY TOTAL FITNESS HOLDING CORPORATION
                                 ---------------------------------------
                                                Registrant


Dated: August 13, 1998                       /s/ Cary A. Gaan
                                 ---------------------------------------
                                                Cary A. Gaan
                                   Senior Vice President, Secretary and
                                               General Counsel


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